Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies.
Commitments and Contingencies

18.  Commitments and Contingencies

Operating leases

The Company mainly in addition to its headquarters facility, leases salon spaces from external third parties, which are either directly-operated salons or franchised salons. Refer to Note 8 "Leases" and Note 7 "Asset Retirement Obligation" for details on the components of operating lease costs and future minimum lease payments under non-cancellable leases and asset retirement obligation, respectively.

Borrowings

The Company has borrowings that are primarily made under general agreements. Refer to Note 6 Borrowings for future debt payments.

Litigation

The Company is involved in various claims and legal actions arising in the ordinary course of business. The Company has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. The Company reviews these provisions at least on a yearly basis and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, the Company believes that any damage amounts claimed in outstanding matters are not a meaningful indicator of the Company's potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.